Exhibit 10.1
AMENDMENT NO. 5
This AMENDMENT NO. 5 (this “Amendment”), dated as of June 12, 2025 and effective as of the Amendment No. 5 Effective Date (as hereinafter defined), is made and entered into by and among WYNN RESORTS FINANCE, LLC, a Nevada limited liability company (the “Borrower”), the Guarantors, each Extending Term Lender (as defined below), each Extending Revolving Lender (as defined below), each Incremental Extended Revolving Lender (as defined below), the Incremental Extended Term A Facility Lender (as defined below), each other Lender party hereto, and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for the Lenders under the Existing Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of September 20, 2019, as amended by Amendment No. 1, dated as of April 10, 2020, Amendment No. 2, dated as of November 27, 2020, Amendment No. 3, dated as of May 17, 2023, and Amendment No. 4, dated as of September 16, 2024 (as further amended, restated, amended and restated, replaced, supplemented, or otherwise modified prior to giving effect to the amendments contemplated by this Amendment, the “Existing Credit Agreement” and, after giving effect to the amendments contemplated by this Amendment, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders party thereto from time to time, the Administrative Agent, Deutsche Bank AG New York Branch, as collateral agent for the Secured Parties (as defined in the Credit Agreement), and the other parties thereto;
WHEREAS, Section 2.13 of the Existing Credit Agreement permits the Borrower to (i) amend all or a portion of the Term Loans of any Tranche (an “Existing Term Loan Tranche”) to constitute another Tranche of Term Loans (the “Extended Term Loans”) in order to extend the scheduled final maturity date thereof and/or to extend the date of any amortization payment thereon pursuant to an Extension Amendment by and among the Borrower, the Administrative Agent, and the Extending Lenders extending such Extended Term Loans (such lenders, the “Extending Term Lenders”) and (ii) amend all or a portion of the Revolving Commitments of any Tranche and any related Revolving Loans thereunder (an “Existing Revolving Tranche”) to constitute another Tranche of Revolving Commitments (the “Extending Revolving Commitments” and any related Revolving Loans, the “Extending Revolving Loans”) in order to extend the termination date thereof pursuant to an Extension Amendment by and among the Borrower, the Administrative Agent, and the Extending Lenders extending such Extending Revolving Commitments and Extending Revolving Loans (such lenders, the “Extending Revolving Lenders”);
WHEREAS, the Borrower has requested that (i) all or a portion of an Existing Term Loan Tranche be amended to extend the scheduled maturity date and to extend the date of certain amortization payments thereon with respect to all or a portion of any principal amount of such Term Loans pursuant to Section 2.13(a) of the Existing Credit Agreement and (ii) all or a portion of an Existing Revolving Tranche be amended to extend the scheduled maturity date thereof with respect to all or a portion of such Revolving Commitments pursuant to Section 2.13(b) of the Existing Credit Agreement;
WHEREAS, on the Amendment No. 5 Effective Date, the Borrower shall repay all of the Extended Term A Facility Loans (as defined in the Existing Credit Agreement) held by Credit Agricole Corporate and Investment Bank (the “Non-Consenting Lender”) outstanding immediately prior to the Amendment No. 5 Effective Date (the “Non-Extended Term A Facility Loans”) and terminate all Extended Revolving Commitments (as defined in the Existing Credit Agreement) outstanding immediately prior to the Amendment No. 5 Effective Date (the “Non-Extended Revolving

Commitments”) held by the Non-Consenting Lender, and the Non-Consenting Lender shall, from and after such repayment, cease to constitute a Lender under the Credit Agreement (the “Amendment No. 5 Refinancing”);
WHEREAS, Section 2.12 of the Existing Credit Agreement permits the Borrower to (i) increase any then-existing Tranche of Revolving Commitments (“Incremental Existing Tranche Revolving Commitments”) pursuant to an Incremental Joinder Agreement, executed by the Borrower and each Lender making or providing such Incremental Existing Tranche Revolving Commitments and (ii) establish Incremental Term A Loan Commitments and Incremental Term A Loans and to amend the Existing Credit Agreement to establish such Incremental Term A Loan Commitments and Incremental Term A Loans pursuant to an Incremental Joinder Agreement, executed by the Borrower and each Lender making or providing such Incremental Term A Loan Commitments and Incremental Term A Loans;
WHEREAS, pursuant to the terms hereof, Borrower will obtain $557,251,908.39 in Incremental Extended Revolving Commitments (as defined below) from the Persons party hereto listed on Schedule A hereto (the “Incremental Extended Revolving Lenders”);
WHEREAS, pursuant to the terms hereof, Borrower will obtain $57,466,695.00 in Incremental Extended Term A Facility Commitments and Incremental Extended Term A Facility Loans (in each case, as defined below) from the Persons party hereto listed on Schedule B hereto (the “Incremental Extended Term A Facility Lenders”), the proceeds of which will be used to by the Borrower to refinance in full all Non-Extended Term A Facility Loans;
WHEREAS, the Borrower has requested certain additional amendments to the Existing Credit Agreement;
WHEREAS, the Administrative Agent, the Borrower, and the Lenders party hereto, constituting the Required Lenders, are willing to agree to such amendments pursuant to Section 13.04 of the Credit Agreement, subject to the terms and conditions set forth in this Amendment; and
WHEREAS, Deutsche Bank Securities Inc., BofA Securities, Inc., BNP Paribas Securities Corp., Citibank, N.A., Goldman Sachs Bank USA, Mizuho Bank, Ltd., The Bank of Nova Scotia, Sumitomo Mitsui Banking Corporation, Truist Securities, Inc., Fifth Third Bank, National Association, Citizens Bank, National Association and KeyBanc Capital Markets Inc. have each agreed to act as joint lead arrangers and joint bookrunners for this Amendment (collectively, the “Amendment No. 5 Lead Arrangers”).
NOW, THEREFORE, in consideration of the premises and agreements, provisions, and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I

DEFINITIONS
SECTION 1.1Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Amendment (including in the Recitals and the introductory paragraph above) shall have the meanings given in the Credit Agreement, and the rules of construction set forth in the Credit Agreement shall apply to this Amendment.

ARTICLE II

AMENDMENTS AND WAIVERS TO EXISTING CREDIT AGREEMENT
SECTION 2.1Effective as of the Amendment No. 5 Effective Date (as defined below), (a) the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text or double-underlined text) as set forth in the pages of the Credit Agreement attached hereto as Exhibit A, and (b) Annex A-1 and Annex A-2 to the Existing Credit Agreement are hereby amended and restated in their entirety as set forth on Exhibit B and Exhibit C hereto, respectively.

SECTION 2.2Each of the Lenders party hereto hereby agrees that, notwithstanding anything to the contrary contained in the Existing Credit Agreement, including Section 2.04, Section 2.09 and Section 4.02 of the Existing Credit Agreement, the Amendment No. 5 Refinancing may be consummated and, solely with respect to the Amendment No. 5 Refinancing and no other prepayment or commitment termination, waives (i) any requirement that the prepayment of the Non-Extended Term A Facility Loans be applied ratably, (ii) any requirement that the termination of the Non-Extended Revolving Commitments be pro rata among the Revolving Lenders, and (iii) any prior notice of prepayment or commitment termination required by the Existing Credit Agreement.
ARTICLE III

ASSIGNMENT OF EXISTING REVOLVING COMMITMENTS AND EXISTING TERM A FACILITY LOANS; EXTENSION OF CERTAIN TERM LOANS; EXTENSION OF CERTAIN REVOLVING CREDIT COMMITMENTS; INCREMENTAL EXTENDED REVOLVING COMMITMENTS; INCREMENTAL EXTENDED TERM A FACILITY LOANS
SECTION 3.1Assignment of Existing Revolving Commitments and Existing Term A Facility Loans.
(a)Each Lender identified on Schedule C hereto as an “Assignor” (each such Person in such capacity, an “Assignor”) and each Lender listed opposite such Assignor as an “Assignee” (each such Person in such capacity shall be referred to as the “Assignee” of such Assignor) hereby agree that, on the Amendment No. 5 Effective Date, immediately prior to giving effect to the amendments set forth in Section 2.1 hereof, for an agreed consideration, each Assignor hereby irrevocably sells and assigns to the Assignee of such Assignor, and the Assignee of such Assignor hereby irrevocably purchases and assumes from such Assignor, subject to and in accordance with The Standard Terms and Conditions for Assignment and Assumption Agreement set forth on Annex I to Exhibit J to the Credit Agreement (the “Standard Terms and Conditions”) and the Credit Agreement, the interest in and to all of such Assignor’s rights and obligations under the Existing Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified on Schedule C of all of the relevant Assignor’s outstanding rights and obligations under the respective Tranches identified therein (including, to the extent included in any such Tranches, Letters of Credit) (each, an “Assigned Interest”). It is understood and agreed that the rights and obligations of such Assignees and Assignors hereunder are several and not joint. The Standard Terms and Conditions are hereby agreed to and incorporated herein by reference and made a part of this Amendment as if set forth herein in full.
(b)As of the date hereof, (i) the Assignors and Assignees comply with each of the applicable representations and warranties and the other provisions set forth in the Standard Terms and Conditions, and (ii) the provisions of this Section 3.1, together with such other provisions of this Amendment that expressly refer to this Section 3.1, shall constitute the form of Assignment Agreement relating to such Assignors and Assignees as required under Section 13.05 of the Credit Agreement, and such form is, solely for the purpose of the assignment and assumption of the Assigned Interests, acceptable to the Administrative Agent and the Borrower.

SECTION 3.2Extended Term A Facility Loans.
(a)Pursuant to Section 2.13 of the Credit Agreement, with effect from and including the Amendment No. 5 Effective Date, each Person identified on the signature pages hereof as an Extending Term Lender has elected to become an Extending Term Lender and holder of an Extended Term A Facility Loan and shall become a party to this Amendment and the Credit Agreement with all of the rights and obligations of a “Lender” and an “Extending Lender” under the Credit Agreement and the other Credit Documents.
(b)Pursuant to Section 2.13 of the Existing Credit Agreement, with effect from and including the Amendment No. 5 Effective Date, the Extended Term A Facility Loans (as defined in the Existing Credit Agreement) outstanding immediately prior to the Amendment No. 5 Effective Date (collectively, the “Existing Term A Facility Loans”) held by the Extending Term Lenders shall be automatically reclassified as Extended Term A Facility Loans, and, from and after the Amendment No. 5 Effective Date, such Extended Term A Facility Loans under the Credit Agreement and shall be outstanding under the Credit Agreement on the terms and conditions applicable thereto set forth in the Credit Agreement.
(c)Each of the Borrower and the Administrative Agent hereby consents to the election by each Extending Term Lender to convert or exchange such Extending Term Lender’s Existing Term A Facility Loans into Extended Term A Facility Loans, in each case, to the extent such consent is required under Section 2.13 or Section 13.04 of the Existing Credit Agreement or any other applicable provision of the Existing Credit Agreement. The Administrative Agent and each Extending Term Lender hereby waives any notice requirements set forth in Sections 2.13 and 13.04 of the Existing Credit Agreement applicable to the transactions contemplated by this Amendment. This Amendment constitutes an Extension Amendment to the Existing Credit Agreement as referred to in Section 2.13(d) of the Existing Credit Agreement.
SECTION 3.3Extended Revolving Commitments.
(a)Pursuant to Section 2.13 of the Credit Agreement, with effect from and including the Amendment No. 5 Effective Date, each Person identified on the signature pages hereof as an Extending Revolving Lender has elected to become an Extending Revolving Lender and holder of an Extended Revolving Commitment and shall become a party to this Amendment and the Credit Agreement with all of the rights and obligations of a “Lender” and an “Extending Lender” under the Credit Agreement and the other Credit Documents.
(b)Pursuant to Section 2.13 of the Existing Credit Agreement, with effect from and including the Amendment No. 5 Effective Date, the Extended Revolving Commitments (as defined in the Existing Credit Agreement) outstanding immediately prior to the Amendment No. 5 Effective Date (collectively, the “Existing Revolving Commitments”) and the Extended Revolving Loans (as defined in the Existing Credit Agreement) outstanding immediately prior to the Amendment No. 5 Effective Date (collectively, the “Existing Revolving Loans”), in each case, held by the Extending Revolving Lenders shall be automatically reclassified as Extended Revolving Commitments and Extended Revolving Loans under the Credit Agreement, respectively, and, from and after the Amendment No. 5 Effective Date, such Extended Revolving Commitments and Extended Revolving Loans shall, in each case, be outstanding under the Credit Agreement on the terms and conditions applicable thereto set forth in the Credit Agreement.
(c)Each of the Borrower and the Administrative Agent hereby consents to the election by each Extending Revolving Lender to convert or exchange such Extending Revolving Lender’s Existing Revolving Commitments into Extended Revolving Commitments and such Extending Revolving Lender’s Existing Revolving Loans, if any, into Extended Revolving Loans, in each case, to the extent such consent is required under Section 2.13 or Section 13.04 of the Existing Credit Agreement or any other applicable provision of the Existing Credit Agreement. The Administrative Agent and each Extending Revolving Lender hereby waives any notice requirements set forth in Sections 2.13 and 13.04 of the Existing Credit Agreement applicable to the transactions contemplated by this Amendment. This Amendment constitutes an Extension

Amendment to the Existing Credit Agreement as referred to in Section 2.13(d) of the Existing Credit Agreement.
SECTION 3.4Incremental Extended Revolving Commitments.
(a)Agreement to Provide Incremental Extended Revolving Commitments. Each Incremental Extended Revolving Lender that executes and delivers this Amendment as an “Incremental Extended Revolving Lender” agrees in connection therewith to provide its respective commitment to make loans as set forth on Schedule A attached hereto on the terms set forth in this Amendment and the Credit Agreement (each such commitment, an “Incremental Extended Revolving Commitment”), and its commitment to provide such Incremental Extended Revolving Commitment shall be irrevocably binding as of the Amendment No. 5 Effective Date. It is the understanding, agreement and intention that once provided pursuant to this Section 3.3(a), any Incremental Extended Revolving Commitments shall be deemed to be Extended Revolving Commitments for all purposes of this Amendment and the Credit Agreement.
(b)Incremental Extended Revolving Lenders. Each Incremental Extended Revolving Lender acknowledges and agrees that upon the occurrence of the Amendment No. 5 Effective Date, it shall be bound under this Amendment and under the Credit Agreement as an Extended Revolving Lender, a Revolving Lender and a Lender holding Extended Revolving Commitments, and shall perform all the obligations of and shall have all rights of an Extended Revolving Lender, a Revolving Lender and a Lender hereunder and thereunder
(c)Credit Agreement. By executing this Amendment, each Incremental Extended Revolving Lender (i) confirms that it has received a copy of the Existing Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes Administrative Agent and each other Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or such other Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Amendment and the Credit Agreement are required to be performed by it as an Extended Revolving Lender, a Revolving Lender and a Lender hereunder and thereunder.
SECTION 3.5Incremental Extended Term A Facility Loans.
(a)Agreement to Provide Incremental Extended Term A Facility Commitments. Each Incremental Extended Term A Facility Lender that executes and delivers this Amendment as a “Incremental Extended Term A Facility Lender” agrees to provide its respective commitment to make loans as set forth on Schedule B attached hereto on the terms set forth in this Amendment and the Credit Agreement (each such commitment, a “Incremental Extended Term A Facility Commitment” and any loans made thereunder, “Incremental Extended Term A Facility Loans”), and its commitment to provide such Incremental Extended Term Facility Commitment shall be irrevocably binding as of the Amendment No. 5 Effective Date.
(b)Agreement to Make Incremental Extended Term Facility Loans. Each Incremental Extended Term A Facility Lender with an Incremental Extended Term A Facility Commitment agrees, severally and not jointly, on the terms and conditions of this Amendment and the Credit Agreement, to make Incremental Extended Term A Facility Loans to the Borrower in Dollars on the Amendment No. 5 Effective Date, in an aggregate principal amount equal to the Incremental Extended Term A Facility Commitment of such Incremental Extended Term A Facility Lender as in effect on the Amendment No. 5 Effective Date. It is the understanding, agreement and intention that once made pursuant to this Section 3.5(b), any Incremental Extended Term A Facility Loans shall be deemed to be Extended Term A Facility Loans for all purposes of this Amendment and the Credit Agreement. Upon the making of the Incremental Extended Term A Facility Loans, the Borrower shall use the proceeds of such Incremental Extended Term A Facility Loans to refinance the Non-Extended Term A Facility Loans.
(c)Incremental Extended Term A Facility Lenders. Each Incremental Extended Term A Facility Lender acknowledges and agrees that upon the occurrence of the Amendment No. 5 Effective Date, it shall be bound under this Amendment and under the Credit Agreement as an Extended Term A Facility Lender, a Term A Facility Lender and a Lender holding Extended Term A Facility Loans, and shall perform all the obligations of and shall have all rights of an Extended Term A Facility Lender, a Term A Facility Lender and a Lender hereunder and thereunder.
(d)Interest Period For SOFR Loans. The initial Interest Period for all Incremental Extended Term A Facility Loans hereunder shall commence upon the making of such Incremental Extended Term A Facility Loan and end on the last day of the Interest Period(s) applicable to the Extended Term A Facility Loans (as of the date of the making of the Incremental Extended Term A Facility Loans) and such Incremental Extended Term A Facility Loans shall have the same Term SOFR rate as the corresponding Extended Term A Facility Loans (and, if there are multiple Interest Periods and/or multiple Term SOFR rates applicable to the Extended Term A Facility Loans as of such date of the making of the Incremental Extended Term A Facility Loans, then the Incremental Extended Term A Facility Loans shall have multiple Interest Periods ending on the same days (and having the same Term SOFR rates) as such Interest Periods, and with respect to amounts proportionate to the amount of the Extended Term A Facility Loans applicable to such Interest Periods).
(e)Credit Agreement. By executing this Amendment each Incremental Extended Term A Facility Lender (i) confirms that it has received a copy of the Existing Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and each other Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or such other Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Amendment and the Credit Agreement are required to be performed by it as an Extended Term A Facility Lender, a Term A Facility Lender and a Lender hereunder and thereunder.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES
SECTION 4.1Each Credit Party has all necessary corporate or other organizational power, authority and legal right to execute, deliver and perform its obligations under this Amendment and to consummate the transactions herein contemplated; the execution, delivery and performance by each Credit Party of this Amendment and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate, partnership or other organizational action on its part; and this Amendment has been duly and validly executed and delivered by each Credit Party and constitutes its legal, valid and binding obligation, enforceable against each Credit Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 4.2(a) None of the execution, delivery and performance by any Credit Party of this Amendment nor the consummation of the transactions herein do or will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of any Credit Party or (y) subject to Section 13.13 of the Credit Agreement, any applicable Requirement of Law (including, without limitation, any Gaming Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on any Credit Party or (ii) constitute (with due notice or lapse of time or both) a default under any Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents and other Permitted Liens) upon any Property of any Credit Party pursuant to the terms of any such Contractual Obligation, except with respect to clauses (i)(y), (i)(z), (ii), or (iii) which would not reasonably be expected to result in a Material Adverse Effect; and (b) No Default or Event of Default has occurred and is continuing.
SECTION 4.3The representations and warranties contained in Article VIII of the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment No. 5 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is (or was) true and correct in all respects.
ARTICLE V

CONDITIONS TO THE AMENDMENT NO. 5 EFFECTIVE DATE
The amendments set forth in Section 2.1 hereof shall become effective on the date (the “Amendment No. 5 Effective Date”) on which each of the following conditions is satisfied or waived:
SECTION 5.1Execution of Counterparts. The Administrative Agent shall have received executed counterparts of this Amendment from each Credit Party, each of the Extending Term Lenders, each of the Extending Revolving Lenders, each of the Incremental Extended Revolving Lenders, each of the Incremental Extended Term A Facility Lenders, the Lenders constituting the Required Lenders and the Administrative Agent.
SECTION 5.2Corporate Documents. The Administrative Agent shall have received:
(a)certified true and complete copies of the Organizational Documents of each Credit Party and evidence of all corporate or other applicable authority for each Credit Party (including board of directors (or other applicable governing authority) resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery, and performance of this Amendment and the extensions of credit hereunder, certified as of the Amendment No. 5 Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of each such Credit Party (or the member or manager or general partner of such Credit Party, as applicable) (provided that, in lieu of attaching such Organizational Documents and/or evidence of incumbency, such certificate may certify that (i) since the Closing Date (or such later date on which the applicable Credit Party became party to the Credit Documents), there have been no changes to the Organizational Documents of such Credit Party and (ii) no changes have been made to the incumbency certificate of the officers of such Credit Party delivered on the Closing Date (or such later date referred to above));
(b)a certificate as to the good standing of each Credit Party as of a recent date, from the Secretary of State (or other applicable Governmental Authority) of its jurisdiction of formation; and
(c)an Officer’s Certificate of the Borrower, dated the Amendment No. 5 Effective Date, certifying that the conditions set forth in Section 5.3 hereof have been satisfied.

SECTION 5.3No Default or Event of Default; Representations and Warranties True. Both immediately prior to this Amendment and also after giving effect to this Amendment:
(a)no Default or Event of Default shall have occurred and be continuing; and
(b)each of the representations and warranties made by the Credit Parties in Article VIII of the Credit Agreement, Article IV hereof and in the other Credit Documents shall be true and correct in all material respects on and as of the Amendment No. 5 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects only as of such earlier date); provided that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be (or shall have been) true and correct in all respects on the applicable date.
SECTION 5.4Fees. The Administrative Agent shall have received all fees required to be paid under this Amendment, by that certain Amended and Restated Engagement Letter, dated as of June 6, 2025 (the “Engagement Letter”), among the Amendment No. 5 Lead Arrangers and the Borrower, or as otherwise agreed by the Borrower, and all expenses for which reasonably detailed invoices have been presented (including the reasonable fees and expenses of Cahill Gordon & Reindel LLP), at least three (3) Business Days prior to the Amendment No. 5 Effective Date.
SECTION 5.5KYC Information. (a) The Administrative Agent, each Incremental Extended Revolving Lender and each Incremental Extended Term A Facility Lender shall have received, at least five (5) days prior to the Amendment No. 5 Effective Date, all documentation and other information reasonably requested in writing at least ten (10) days prior to the Amendment No. 5 Effective Date that the Administrative Agent, such Incremental Extended Revolving Lender or such Incremental Extended Term a Facility Lender reasonably determines is required by regulatory authorities from the Credit Parties under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act and (b) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least three (3) days prior to the Amendment No. 5 Effective Date, any Incremental Extended Revolving Lender or Incremental Extended Term A Facility Lender that has requested, in a written notice to the Borrower at least five (5) days prior to the Amendment No. 5 Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the condition set forth in this clause (b) shall be deemed to be satisfied).
SECTION 5.6Legal Opinions. The Administrative Agent shall have received the following opinions, each of which shall be addressed to the Administrative Agent, the Collateral Agent, and the Lenders, dated as of the Amendment No. 5 Effective Date and covering such matters as the Administrative Agent shall reasonably request in a manner customary for transactions of this type:
(a)an opinion of Latham & Watkins LLP, special counsel to the Credit Parties; and
(b)an opinion of Brownstein Hyatt Farber Schreck, LLP, Nevada local counsel to the Credit Parties.
SECTION 5.7Solvency Certificate. The Administrative Agent shall have received a certificate in the form of Exhibit G to the Credit Agreement from a Responsible Officer of Borrower with respect to the Solvency of Borrower (on a consolidated basis with its Restricted Subsidiaries), immediately after giving effect to this Amendment on the Amendment No. 5 Effective Date.
SECTION 5.8Lien Searches. The Administrative Agent shall have received, in form and substance reasonably satisfactory to it, the results of customary UCC, tax, and judgment lien searches, in each case to the extent such lien searches in each jurisdiction in which the Borrower and its Restricted Subsidiaries are organized and such other jurisdictions as may be requested by Administrative Agent.

SECTION 5.9Flood. The Administrative Agent shall have received (a) a completed “life of loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Real Property (each a “Flood Notice”) and (b) if any improvements constituting part of a Mortgaged Real Property are located in an area which is designated as a “flood hazard area” in any Flood Insurance Rate Map established by the Federal Emergency Management Agency (or any successor agency), (i) a duly executed and acknowledged Flood Notice by the appropriate Credit Parties and (ii) evidence of flood insurance as required by Section 9.02 of the Existing Credit Agreement.
SECTION 5.10Notes. The Administrative Agent shall have received copies of new Notes with respect to Loans in effect immediately after the Amendment No. 5 Effective Date, duly completed and executed, for each Lender that requested a Note at least three (3) Business Days prior to the Amendment No. 5 Effective Date.
ARTICLE VI

VALIDITY OF OBLIGATIONS AND LIENS
SECTION 6.1Reaffirmation. Each of the Credit Parties party hereto (a) acknowledges and agrees that all of such Credit Party’s obligations under the Security Documents and the other Credit Documents (as amended hereby) to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as amended by this Amendment, (b) reaffirms each lien and security interest granted by it to the Collateral Agent for the benefit of the Secured Parties to secure the Secured Obligations (as defined in the Security Agreement) and the guaranties of the Guaranteed Obligations made by it pursuant to the Existing Credit Agreement, and (c) acknowledges and agrees that the grants of liens and security interests by, and the guaranties of, the Credit Parties contained in the Existing Credit Agreement and the Security Documents are, and shall remain, in full force and effect after giving effect to this Amendment and the transactions contemplated hereby and thereby.
ARTICLE VII

MISCELLANEOUS
SECTION 7.1Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of the Borrower and the Administrative Agent (acting at the direction of such Lenders as may be required under Section 13.04 of the Credit Agreement).
SECTION 7.2Entire Agreement. This Amendment (including the Schedules and Exhibits) and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. Each Lender party hereto, in its capacity as a Lender hereunder and in its capacity as a Lender under the Existing Credit Agreement, hereby consents to the amendments set forth herein.
SECTION 7.3GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.
SECTION 7.4SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER. EACH PARTY HERETO AGREES THAT SECTIONS 13.09(b), 13.09(c), 13.09(d), AND 13.09(e) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS.
SECTION 7.5Confidentiality. Each party hereto agrees that Section 13.10 of the Credit Agreement shall apply to this Amendment mutatis mutandis.

SECTION 7.6No Advisory or Fiduciary Responsibility. Each party hereto agrees that Section 13.17 of the Credit Agreement shall apply to this Amendment mutatis mutandis.
SECTION 7.7Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment.
SECTION 7.8Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include an electronic symbol or process attached to a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (each an “Electronic Signature”), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent.  Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Credit Parties, electronic images of this Amendment or any other Credit Documents (in each case, including with respect to any signature pages thereto)  shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Credit Documents based solely on the lack of paper original copies of any Credit Documents, including with respect to any signature pages thereto.
SECTION 7.9Credit Document; Request for Incremental Credit Facilities; Incremental Joinder Agreement. This Amendment shall constitute a “Credit Document”, as defined in the Credit Agreement. This Amendment represents a request for the Incremental Extended Revolving Commitments, the Incremental Extended Term A Facility Commitments and Incremental Extended Term A Facility Loans pursuant to Section 2.12(b) of the Credit Agreement, and the parties hereto confirm that the Incremental Effective Date with respect to each of the foregoing has occurred on the Amendment No. 5 Effective Date. This Amendment shall constitute an “Incremental Joinder Agreement” for purposes of Section 2.12(b) of the Credit Agreement.
SECTION 7.10No Novation. The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Credit Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants, or agreements contained in the Existing Credit Agreement or any other Credit Document (including the Secured Obligations (as defined in the Security Agreement) and the Guaranteed Obligations), but rather constitute a modification thereof or supplement thereto pursuant to the terms contained herein. The Existing Credit Agreement and the other Credit Documents, in each case as amended, modified, or supplemented hereby, shall be deemed to be continuing agreements among the parties thereto, and all documents, instruments, and agreements delivered, as well as all Liens created, pursuant to or in connection with the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect, each in accordance with its terms (as amended, modified, or supplemented by this Amendment), it being understood that from after the occurrence of the Amendment No. 5 Effective Date, each reference in the Credit Documents to the “Credit Agreement,” “thereunder,” “thereof” (and each reference in the Credit Agreement to “this Amendment,” “hereunder,” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended, modified or supplemented by this Amendment.

SECTION 7.11Expenses. The Borrower agrees to reimburse the Administrative Agent and the Amendment No. 5 Lead Arrangers for the reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent and the Amendment No. 5 Lead Arrangers.
SECTION 7.12Certain Tax Matters. For the avoidance of doubt, the Extended Term A Facility Loans and any Incremental Extended Term A Facility Loans are intended to, together, be treated as a single fungible tranche of Indebtedness for U.S. federal income tax purposes.
SECTION 7.13Post-Closing Deliverables. Within 90 days after the Amendment No. 5 Effective Date (or such later date as the Administrative Agent may agree in its reasonable discretion), with respect to the Mortgages encumbering Mortgaged Real Property located in Massachusetts, the Borrower shall, or shall cause the applicable Credit Party to, deliver to the Collateral Agent, the following, each in form and substance reasonably satisfactory to the Administrative Agent:
(a)with respect to each Mortgage encumbering a Mortgaged Real Property, an amendment thereof (each a “Mortgage Amendment”) duly executed and acknowledged by the applicable Credit Party, and in form for recording in the recording office where each Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law;
(b)with respect to each Mortgage Amendment, a date down endorsement or other title product reasonably acceptable to the Administrative Agent (each, a “Title Endorsement,” collectively, the “Title Endorsements”) to the existing mortgage title insurance policy relating to the Mortgage encumbering the Mortgaged Real Property subject to such Mortgage and insuring the Collateral Agent that such Mortgage, as amended by such Mortgage Amendment, is a valid and enforceable first priority lien on such Mortgaged Real Property in favor of the Collateral Agent for the benefit of the Secured Parties free and clear of all defects, encumbrances and liens except for Permitted Liens;
(c)with respect to each Mortgaged Real Property, such affidavits, certificates, information (including financial data) and instruments of indemnification (including without limitation, a so-called “gap” indemnification), if any, as shall be required to induce the title company to issue the Title Endorsements; and
(d)evidence acceptable to the Collateral Agent of payment by the Borrower of all applicable title insurance premiums, search and examination charges, and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendments and issuance of the Title Endorsements.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written, to be effective as of the Amendment No. 5 Effective Date.
Borrower:                WYNN RESORTS FINANCE, LLC
By: /s/ Julie Cameron-Doe
Name: Julie Cameron-Doe
Title:    Treasurer
Guarantors:                WYNN MA, LLC
By: Wynn America Group, LLC, its sole member
By: /s/ Julie Cameron-Doe
Name: Julie Cameron-Doe
Title:    Treasurer
EVERETT PROPERTY, LLC
EBH HOLDINGS, LLC
WYNN AMERICA GROUP, LLC
WYNN LAS VEGAS HOLDINGS, LLC
WYNN GROUP ASIA, INC.
By: /s/ Julie Cameron-Doe
Name: Julie Cameron-Doe
Title:    Treasurer
WYNN LAS VEGAS, LLC
By: Wynn Las Vegas Holdings, LLC, its sole member
By: /s/ Julie Cameron-Doe
Name: Julie Cameron-Doe
Title:    Treasurer

Signature Page to Amendment No. 5 to Credit Agreement

WYNN SUNRISE, LLC
By: Wynn Las Vegas, LLC, its sole member
By: Wynn Las Vegas Holdings, LLC, its sole member
By: /s/ Julie Cameron-Doe
Name: Julie Cameron-Doe
Title:    Treasurer

Signature Page to Amendment No. 5 to Credit Agreement

Acknowledged and Agreed by:
DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent
By:    /s/ Phillip Tancorra
Name: Phillip Tancorra
Title: Director
By:    /s/ Suzan Onal
Name: Suzan Onal
Title: Vice President

Signature Page to Amendment No. 5 to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as an Extending Term Lender, an Extending Revolving Lender, an Incremental Extended Revolving Lender and a Lender

By:    /s/ Phillip Tancorra
Name: Phillip Tancorra
Title: Director
By:    /s/ Suzan Onal
Name: Suzan Onal
Title: Vice President
Signature Page to Amendment No. 5 to Credit Agreement

BANK OF AMERICA, N.A., as an Extending Term Lender, an Incremental Extended Term A Facility Lender and a Lender

By: /s/ Erron Powers
Name: Erron Powers
Title: Director

Signature Page to Amendment No. 5 to Credit Agreement

BANK OF AMERICA, N.A., as an Extending Revolving Lender and a Lender

By: /s/ Erron Powers
Name: Erron Powers
Title: Director

Signature Page to Amendment No. 5 to Credit Agreement

BNP PARIBAS, as an Extending Term Lender and a Lender

By: /s/ James Goodall
Name: James Goodall
Title: Managing Director

By: /s/ Kyle Fitzpatrick
Name: Kyle Fitzpatrick
Title: Director

Signature Page to Amendment No. 5 to Credit Agreement

BNP PARIBAS, as an Extending Revolving Lender, an Incremental Extended Revolving Lender and a Lender

By: /s/ James Goodall
Name: James Goodall
Title: Managing Director

By: /s/ Kyle Fitzpatrick
Name: Kyle Fitzpatrick
Title: Director

Signature Page to Amendment No. 5 to Credit Agreement

Citibank, N.A., as an Extending Revolving Lender, an Incremental Extended Revolving Lender and a Lender

By: /s/ Christopher J. Albano
Name: Christopher J. Albano
Title: Authorized Signatory

Signature Page to Amendment No. 5 to Credit Agreement

GOLDMAN SACHS LENDING PARTNERS LLC, as an Extending Term Lender and a Lender

By: /s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory

Signature Page to Amendment No. 5 to Credit Agreement

GOLDMAN SACHS BANK USA, as an Extending Term Lender and a Lender

By: /s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory

Signature Page to Amendment No. 5 to Credit Agreement

GOLDMAN SACHS BANK USA, as an Extending Revolving Lender, an Incremental Extended Revolving Lender and a Lender

By: /s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory

Signature Page to Amendment No. 5 to Credit Agreement

GOLDMAN SACHS LENDING PARTNERS LLC, as an Extending Revolving Lender, an Incremental Extended Revolving Lender and a Lender

By: /s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory

Signature Page to Amendment No. 5 to Credit Agreement

MIZUHO BANK, LTD., as an Extending Term Lender and a Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

Signature Page to Amendment No. 5 to Credit Agreement

MIZUHO BANK, LTD., as an Extending Revolving Lender, an Incremental Extended Revolving Lender and a Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

Signature Page to Amendment No. 5 to Credit Agreement

THE BANK OF NOVA SCOTIA, as an Extending Term Lender and a Lender

By: /s/ David Dewar
Name: David Dewar
Title: Director, Global Banking and Markets

Signature Page to Amendment No. 5 to Credit Agreement

THE BANK OF NOVA SCOTIA, as an Extending Revolving Lender, an Incremental Extended Revolving Lender and a Lender

By: /s/ David Dewar
Name: David Dewar
Title: Director, Global Banking and Markets

Signature Page to Amendment No. 5 to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender, as an Extending Term Lender and a Lender

By: /s/ Khrystyna Manko
Name: Khrystyna Manko
Title: Director

Signature Page to Amendment No. 5 to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as an Extending Revolving Lender, an Incremental Extended Revolving Lender, and a Lender

By: /s/ Khrystyna Manko
Name: Khrystyna Manko
Title: Director

Signature Page to Amendment No. 5 to Credit Agreement

TRUIST BANK, as an Extending Term Lender and a Lender

By: /s/ Tesha Winslow
Name: Tesha Winslow
Title: Director

Signature Page to Amendment No. 5 to Credit Agreement

TRUIST BANK, as an Extending Revolving Lender, an Incremental Extended Revolving Lender and a Lender

By: /s/ Tesha Winslow
Name: Tesha Winslow
Title: Director

Signature Page to Amendment No. 5 to Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as an Extending Term Lender, an Extending Revolving Lender, and a Lender

By: /s/ Brook Miller
Name: Brook Miller
Title: Executive Director

Signature Page to Amendment No. 5 to Credit Agreement

CITIZENS BANK N.A., as an Extending Term Lender and a Lender

By: /s/ Stephen Justus
Name: Stephen Justus
Title: Vice President

Signature Page to Amendment No. 5 to Credit Agreement

CITIZENS BANK N.A., as an Extending Revolving Lender, an Incremental Extended Revolving Lender and a Lender

By: /s/ Stephen Justus
Name: Stephen Justus
Title: Vice President

Signature Page to Amendment No. 5 to Credit Agreement

KeyBank National Association, as an Extending Term Lender and a Lender

By: /s/ John J. DeLong
Name: John J. DeLong
Title: Vice President

Signature Page to Amendment No. 5 to Credit Agreement

KeyBank National Association, as an Extending Revolving Lender and a Lender

By: /s/ John J. DeLong
Name: John J. DeLong
Title: Vice President

Signature Page to Amendment No. 5 to Credit Agreement

SCHEDULE A
INCREMENTAL EXTENDED REVOLVING COMMITMENTS

Lender	Incremental Extended Revolving Commitments
CITIBANK, N.A.	$181,779,554.61
BNP PARIBAS	$87,723,553.44
THE BANK OF NOVA SCOTIA	$87,723,553.44
GOLDMAN SACHS LENDING PARTNERS LLC	$70,117,381.11
MIZUHO BANK, LTD.	$44,117,381.11
SUMITOMO MITSUI BANKING CORPORATION	$44,117,381.11
DEUTSCHE BANK AG NEW YORK BRANCH	$29,377,174.31
TRUIST BANK	$7,947,525.73
CITIZENS BANK, NATIONAL ASSOCIATION	$4,348,403.53
Total	$557,251,908.39

SCHEDULE B
INCREMENTAL EXTENDED TERM A FACILITY COMMITMENTS

Lender	Incremental Extended Term A Facility Commitments
BANK OF AMERICA, N.A.	$57,466,695.00
Total	$57,466,695.00

SCHEDULE C
ASSIGNMENT OF EXISTING REVOLVING COMMITMENTS AND EXISTING TERM A FACILITY LOANS

Assignor	Assignee	Tranche Assigned	Aggregate Amount of Commitments/Loans under Relevant Tranche for all Lenders	Amount of Commitments/Loans under Relevant Tranche Assigned
BANK OF AMERICA, N.A.	DEUTSCHE BANK AG NEW YORK BRANCH	Existing Revolving Commitments	$750,000,000.00	$58,346,379.16
FIFTH THIRD BANK, NATIONAL ASSOCIATION	TRUIST BANK	Existing Revolving Commitments	$750,000,000.00	$36,169,855.38
KEYBANK NATIONAL ASSOCIATION	CITIZENS BANK, NATIONAL ASSOCIATION	Existing Revolving Commitments	$750,000,000.00	$10,651,596.47
DEUTSCHE BANK AG NEW YORK BRANCH	BANK OF AMERICA, N.A.	Existing Term A Facility Loans	$752,812,500.00	$43,606,172.45
BNP PARIBAS	BANK OF AMERICA, N.A.	Existing Term A Facility Loans	$752,812,500.00	$1,390,892.82
BNP PARIBAS	FIFTH THIRD BANK, NATIONAL ASSOCIATION	Existing Term A Facility Loans	$752,812,500.00	$42,215,279.51
GOLDMAN SACHS BANK USA	FIFTH THIRD BANK, NATIONAL ASSOCIATION	Existing Term A Facility Loans	$752,812,500.00	$18,954,575.87
GOLDMAN SACHS BANK USA	CITIZENS BANK, NATIONAL ASSOCIATION	Existing Term A Facility Loans	$752,812,500.00	$7,045,424.14
THE BANK OF NOVA SCOTIA	CITIZENS BANK, NATIONAL ASSOCIATION	Existing Term A Facility Loans	$752,812,500.00	$12,954,575.86
THE BANK OF NOVA SCOTIA	KEYBANK NATIONAL ASSOCIATION	Existing Term A Facility Loans	$752,812,500.00	$30,651,596.47

EXHIBIT A
Amended Credit Agreement
[See attached.]

EXHIBIT B
Annex A-1
EXTENDED REVOLVING COMMITMENTS

Lender	Extended Revolving Commitments
CITIBANK, N.A.	$181,779,554.61
BNP PARIBAS	$156,425,843.52
DEUTSCHE BANK AG NEW YORK BRANCH	$156,425,843.52
THE BANK OF NOVA SCOTIA	$156,425,843.52
MIZUHO BANK, LTD.	$112,819,671.19
SUMITOMO MITSUI BANKING CORPORATION	$112,819,671.19
TRUIST BANK	$112,819,671.19
GOLDMAN SACHS LENDING PARTNERS LLC	$78,299,989.19
CITIZENS BANK, NATIONAL ASSOCIATION	$64,977,595.88
GOLDMAN SACHS BANK USA	$60,519,682.00
FIFTH THIRD BANK, NATIONAL ASSOCIATION	$32,532,434.70
KEYBANK NATIONAL ASSOCIATION	$13,798,288.57
BANK OF AMERICA, N.A.	$10,355,910.92
Total	$1,250,000,000.00

EXHIBIT C
Annex A-2
EXTENDED TERM A FACILITY COMMITMENTS

Lender	Extended Term A Facility Commitments
BANK OF AMERICA, N.A.	$171,423,643.69
FIFTH THIRD BANK, NATIONAL ASSOCIATION	$130,129,738.80
CITIZENS BANK, NATIONAL ASSOCIATION	$70,165,296.26
MIZUHO BANK, LTD.	$68,959,883.42
SUMITOMO MITSUI BANKING CORPORATION	$68,959,883.42
TRUIST BANK	$68,959,883.42
KEYBANK NATIONAL ASSOCIATION	$55,193,154.27
GOLDMAN SACHS BANK USA	$34,480,318.00
DEUTSCHE BANK AG NEW YORK BRANCH	$25,353,711.12
BNP PARIBAS	$25,353,711.09
THE BANK OF NOVA SCOTIA	$25,353,711.09
GOLDMAN SACHS LENDING PARTNERS LLC	$8,479,565.42
Total	$752,812,500.00